Exhibit 10.34

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 4

TO THE

SERVICES AGREEMENT

between

LONZA BIOLOGICS PLC

and

XCYTE THERAPIES, INC.

RELATING TO [**]

THIS AMENDMENT is made the 30th day of September 2002.

BETWEEN

1.	Lonza Biologics plc of 228 Bath Road, Slough, Berkshire SL1 4DY, England (“Biologics”) and

2.	Xcyte Therapies Inc. of 1124 Columbia Street, Suite 130, Seattle, Washington 98104, USA (“Customer”).

WHEREAS

A.	The parties have entered into an Agreement dated 6th June 2000 relating to the supply of Services (as therein defined), and

B.	The parties now wish to amend the terms of the Agreement

THEREFORE it is hereby agreed by and between the parties that the Agreement shall be amended as follows: -

1.	Stage 19 shall be added to Schedule 2 as follows:

19.0	Stage 19 – [**]

19.1	Objectives

19.1.1	Carry out a series of [**] to provide material for [**].

19.1.2	Carry out work to improve the [**] for the clarification of cell line [**], using material from [**].

19.2	Activities

19.2.1	Recover [**] from the WCB and [**] to prepare a [**]. [**] to [**] and carry out [**].

19.2.2	Evaluate a range of [**] at [**] for clarification of the [**]. Identify a suitable [**] for further evaluation at [**] or [**].

19.2.3	Further refine [**] of the [**] process, including the [**].

19.2.4	Measure [**] across [**].

19.2.5	Review requirements (if any) for [**] that may be needed following this study. Any such [**] are subject to agreement.

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

19.2.6	Revise [**] for use in [**], as appropriate.

19.2.7	Produce a [**] detailing the [**] evaluations performed.

19.3	Timescale

Stage 19 shall commence upon recovery of a [**] from the WCB. The stage shall be complete with the issue of the summary report and it is estimated that this report will be issued within [**] from the start of the Stage.”

2.	Schedule 3, Part 1 shall be amended as follows:

“19 [**]”

3.	Schedule 3, Part 2 Price shall be amended as follows:

“For Stage 19, [**] of the price on commencement of Stage 19 and [**] upon completion of Stage 19.”

As witness the hands of the duly authorized representatives of the parties hereto, the day and year first before written.

Signed by
for and behalf of Xcyte Therapies Inc.	/s/ Ronald J. Berenson

Signed by
for and behalf of Lonza Biologics plc.	/s/ Judith Symes

3

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.